Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Mid Cap Growth Portfolio

(the “Portfolio”)

Supplement dated August 9, 2011 to the Prospectus for the Portfolio and the Statement of Additional Information, both dated July 19, 2011

Effective immediately, the cover page of the Prospectus for the Portfolio and the cover page of the Statement of Additional Information are revised to include the Class L ticker symbol for the Portfolio. As a result, please note the addition of the Class L ticker symbol to the cover pages of the Prospectus and Statement of Additional Information as follows:

Maxim T. Rowe Price Mid Cap Growth Portfolio

Initial Class Ticker: MXMGX

Class L Ticker: MXTMX

This Supplement must be accompanied by or read in conjunction with the current Prospectus and

Statement of Additional Information, each dated July 19, 2011, and should be retained for future reference.